DEBT SETTLEMENT AGREEMENT

THIS DEBT SETTLEMENT AGREEMENT is made as of the 11th day of August, 2017

AMONG:

Blue Citi, LLC with an address at
____________________________________

(the "Company")

AND:

LITHIUM EXPLORATION GROUP, INC., a Nevada corporation
with offices at 4635 S. Lakeshore Dr. Ste 200, Tempe, AZ 85282

(the "Debtor")

WHEREAS:

A.

As at the date hereof, the Debtor is indebted to the Company in the amount of US$2,419,206.95 (the "Loans"), in principal , pursuant to the terms of various convertible notes (collectively, the "Notes") as outlined in Schedule "A"; and

B.

The Company and the Debtor have agreed to forbear enforcement of the Loans and enter into an amended Note Agreement (the "Amended Note Agreement"), in form attached hereto as Schedule "B" to provide for certain amendments to the terms and conditions of the Notes and pursuant to the exchange of certain covenants specified herein.

NOW THEREFORE THIS DEBT SETTLEMENT AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements among the parties and the exchange of covenants, representations and warranties pursuant to the Amended Note Agreement that has been signed by each of the parties to each of the other parties, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	The Debtor hereby agrees to:

	(a)	deliver herewith the Amended Note Agreement, to be dated and effective as at August 11, 2017 as attached as Schedule "A" to this Debt Settlement Agreement;

(b)

issue concurrently herewith to the Company $400,000 common stock share purchase warrants (the "Warrants"), with $200,000 of the Warrants exercisable at $0.0025 per additional Common Share, and the remaining $200,000 of the warrants exercisable at $0.0035 per additional Common share (subject to certain closing price adjustments), or pursuant to “cashless exercise” provisions, for a period of five years.

2.	The Company hereby agrees to forebear on enforcing the current Notes;

3.	The parties hereto confirm that the Amended Note Agreement shall come into effect upon execution;

4.	This Debt Settlement Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

5.	Time is of the essence.

6.

This Debt Settlement Agreement may be executed and delivered in any number of counterparts, by facsimile copy, by electronic or digital signature or by other written acknowledgment of consent and agreement to be legally bound by its terms. Each counterpart when executed and delivered will be considered an original but all counterparts taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have hereunto executed this Debt Settlement Agreement by its officers duly authorized on their behalf effective as of the day and year first above written.

Blue Citi, LLC

Name:
Title:

LITHIUM EXPLORATION GROUP, INC.

Name:
Title:

SCHEDULE "A"

Funding Date	Note Amount	Balance (Principal amount)
9/9/2015	$30,000.00	$30,000.00
8/12/2016	$46,750.00	$46,750.00
9/09/2016	125,000.00	$54,108.00
9/27/2016	$ 64,900.00	$64,900.00
10/10/2016	$102,368.75	$102,368.75
10/27/2016	$48,400.00	$48,400.00
11/22/2016	$29,700.00	$29,700.00
12/23/2016	$45,100.00	$ 45,100.00
1/17/2017	$51,500.00	$51,150.00
1/26/2017	$116,600.00	$116,600.00
2/3/2017	$80,850.00	$80,850.00
3/1/2017	$181,209.00	$181,209.00
3/20/2017	$85,800.00	$85,800.00
4/4/2017	$141,627.20	$141,627.20
5/2/2017	$28,600.00	$28,600.00
5/15/2017	$ 344,650.00	$344,650.00
5/15/2017	$ 344,650.00	$344,650.00
6/8/2017	$85,800.00	$85,800.00
6/8/2017	$85,800.00	$85,800.00

3/15/2014	$550,000.00	$311,144.00	9/19/2016
4/27/2016	$140,000.00	$ 140,000.00	9/19/2016

SCHEDULE "B"

FURTHER AMENDED CONVERTIBLE LOAN AGREEMENT is made as of the 11th day of August, 2017.

BETWEEN:

Lithium Exploration Group, Inc., a company incorporated under the laws of the State of Nevada, having an office at
4635 S. Lakeshore Dr. Ste 200, Tempe, AZ 85282
(hereinafter called, the "Borrower")

AND:

Blue Citi, LLC with and address at _____________

(hereinafter called, the "Lender")

WHEREAS:

A.	The Lender has, pursuant to various convertible notes (collectively, the "Note Agreements"), advanced funds to the Borrower, in the principal amount of $2,419,206.95 as at the date hereof; and

B.	The Borrower and the Lender now wish to make certain further amendments to the provisions of the Note Agreements.

NOW THEREFORE THIS THIRD AMENDMENT TO CONVERTIBLE LOAN AGREEMENT WITNESSETH that in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which is also hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

1.	All capitalized terms not otherwise defined herein shall have the meanings set out in the Note Agreements.

2.	As an extension/forbearance fee the Borrower shall issue to the Lender $400,000.00 Common Share purchase warrants with the following terms:

(a)	½ of the warrants exercisable at $0.0025 per additional Common Share;

(b)	the remaining ½ of the warrants exercisable at $0.0035 per additional Common Share;

(c)	the warrants shall provide for “cashless exercise” provisions;

(d)	the terms of the warrants shall be for a period of 5 years from the date hereof; and

(e)	if the Borrower’s shares of common stock closes at or below .0005 for a period of 3 days the above warrant exercise prices adjust to 300% and 400% of the lowest trading price).

3.	The conversion price related to the discount amount under the Note Agreements is amended from a 50% discount to a 25% discount..

4.

In all other respects the terms and conditions of the Note Agreements shall continue in full force and effect and the Lender hereby agrees and confirms that the Note Agreements is in good standing and that the Borrower is not in default of any of its obligations under the Note Agreements.

5.

Each of the parties hereto agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this Amending Agreement.

6.	This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

7.

This Amending Agreement may be executed in counterparts and by electronic or facsimile transmission, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amending Agreement as of the day and year first above written.

Blue Citi, LLC

By:
Its:	President and CEO

LITHIUM EXPLORATION GROUP, INC.

By:
Its:	President and CEO